UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2021

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 5, 2021, the Board of Directors (the “Board”) of General Motors Company (“GM”) elected Aneel Bhusri as a member of the Board. The Board has determined that Mr. Bhusri is an independent director under New York Stock Exchange listing standards and GM’s independence guidelines, as set forth in its Corporate Governance Guidelines. Mr. Bhusri has not yet been named to any committees of the Board.

Like the other non-employee members of the Board, Mr. Bhusri will receive an annual retainer of $305,000 for his service on the Board (prorated to reflect the date his service began) and personal accident insurance and may elect to participate in the company vehicle program.

Under the General Motors Company Deferred Compensation Plan for Non-Employee Directors (the “Plan”), Mr. Bhusri is required to defer 50 percent of his annual Board retainer into GM’s Deferred Share Units (“DSUs”) and may elect to defer all or 50 percent of his remaining Board compensation in additional DSUs. Amounts deferred and credited as DSUs under the Plan will not be available until after Mr. Bhusri retires or otherwise leaves the Board, at which time he will receive a cash payment or payments based on the number of DSUs in his account, valued at the average daily market price for the quarter immediately preceding payment.

A copy of the press release announcing Mr. Bhusri ’s election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 99.1	Press Release issued by General Motors Company dated October 5, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ Ann Cathcart Chaplin
Ann Cathcart Chaplin
Corporate Secretary & Deputy General Counsel

Date: October 8, 2021